Exhibit 99.1

Midwest IDEAS Conference August 31, 2010

Forward-Looking Statements Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors.

Introduction to JBSS

Major market leader in every selling channel Providing branded and PL nut products to majority of Top 20 food retailers Expertise in R&D, Marketing and other support functions Who We Are - JBSS OVH ACQUISITION IS EXPECTED TO INCREASE 2011 SALES BEYOND $600 MILLION % OF 2010 NET SALES BY CHANNEL

Over 1 Million Square Feet Comprehensive Allergen Prevention Programs Achieved Level II Certification from the Safe Quality Food Institute ("SQF") Distribution Tree Nut Peanut Shared Shared Coolers Tree Nut Coolers Peanut Coolers Elgin, IL State-of-the Art World Class Facility

Orchards Cold Storage Shelling, Sizing, Blanching, Slicing/Dicing Roasting/Panning/ Enrobing Packaging Cleaning & Inspection Shipping Starts at the Grower Ends Delivered to Customer Other Companies Begin "Manufacturing" JBSS is the only vertically integrated major nut player and sheller of 3 major nut types - peanuts, pecans and walnuts Consumer Industrial Food Service Contract Mfg Export We Have Total Supply Chain Knowledge

We Are Experts In Every Nut Type Most complete product portfolio of nuts in the U.S. Comprehensive variety of products Benefits Appeals to major customers Reduces product concentration risks % OF 2010 LBS SHIPPED BY NUT TYPE ALMONDS 9% WALNUTS 11% CASHEWS & MIXED NUTS 15% PECANS 11% PEANUTS 39% OTHER 14% % OF 2010 LBS SHIPPED BY NUT TYPE

To reduce our impact on the world's resources today and for future generations by being socially and environmentally responsible in our actions, our practices and our decision making John B. Sanfilippo & Son, Inc. Environmental Vision We Are Environmentally Responsible

We are Staffing Up for Future Growth People Key Staff Additions to Drive Growth R & D / Product Innovation Head (ex Kraft, PepsiCo) Food Safety - Microbiologist (NEW - ex Abbott Labs, Lipton) Operations - Continuous Improvement (NEW - PhD ex Marsh McLennan) Sales - VP (ex Hain Celestial, PepsiCo, Kraft) Marketing - VP (NEW - ex Kraft)

Invest in Brands (Fisher, Orchard Valley Harvest) Profitably increase our market share in private brands using innovation valued by our customers Substantially increase our footprint in foodservice (one of our highest margin businesses) Provide the best total solution to retailers by increasing our presence in the perimeter (Produce, In- store foodservice) Utilize acquisitions / joint ventures / strategic alliances to grow business and expand into new target markets (new/related products, international, alternative channels) Some Key Aspects of the JBSS Strategic Plan for Growth Expansion

Will be first to Market with a Sustainable Can Window Features Product Refreshed, Unique Graphics Recyclable, Reusable Contemporary & Innovative

Incremental Growth Opportunity of respondents* are interested in purchasing nuts in the new container. of respondents* would purchase the new canister more frequently. of respondents* would definitely switch brands to get the new container. 98% 28% 33% *Source: JBSS / iM survey results 2009

Launch of New Flavors Two exciting new mixes developed to address the trail mix consumer's preference for sweet and spicy: Spicy Tortilla Crunch Cookies & Creme

Launching Sabor y Tradicion* Line of Snacking items targeted to the 2nd Generation Hispanic Consumer Dulce de Leche Crunchy Coated Cashews Spicy Sweet Salsa Verde Crunchy Coated Peanuts Habanero Limon Peanuts Crujiente Picante Snack Mix Sazon Habanero Snack Mix *Sabor means Flavor and Tradicion means Tradition (Flavor & Tradition) The authentic flavors range from spicy to sweet in five tantalizing varieties

Drive Private Brands by Focusing on Value Added Benefits Customer Defined Quality Best in Class Category Management Innovation

Expanding Tools to Enhance Consumer Insights

OVH expands JBSS capabilities in Produce Leading supplier of branded and private label nut and dried fruit products in the produce category Rationale: (1) Expand JBSS portfolio and market presence into the store perimeter (2) Platform to build a truly national produce nut program (3) Broaden JBSS' product breadth and production capabilities

Orchard Valley Harvest Products About 100 skus 15-20 "straight" fruit 7 chocolate based

JBSS Financials

($ Millions) JBSS Stockholders Equity FYE 1991- 2010

JBSS Net Sales FYs 1991- 2010 ($ Millions) Note: FY 1997 reflects stub year Item Rationalization, De-emphasized Commodity Sales, Lower Prices Low Carb Diet Run Up

($ Millions) JBSS Total Outstanding Debt FYE 1991- 2010 Facility consolidation Improved operating performance

JBSS Total Outstanding Debt As % of Net Sales FY's 1991 - 2010 Note: FY 1997 reflects stub year

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide. EBITDA

Reconciliation of Net (Loss) Income to EBITDA (In $,000's) FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 NET (LOSS) INCOME 6,757 7,595 7,691 15,027 22,630 14,499 -16,721 -13,577 -5,957 6,917 14,425 INTEREST EXPENSE 8,036 8,365 5,757 4,681 3,434 3,998 6,516 9,347 10,502 7,646 5,653 INCOME TAX (BENEFIT) EXPENSE 4,505 5,063 5,044 9,607 14,468 9,269 -8,689 -7,520 -897 -259 8,447 DEPRECIATION & AMORTIZATION 8,171 9,974 10,428 11,248 11,190 10,501 10,000 13,584 15,742 15,922 15,825 EBITDA 27,469 30,997 28,920 40,563 51,722 38,267 -8,894 1,834 19,390 30,226 44,350 NET SALES 326,619 342,357 352,799 419,677 520,811 581,729 579,564 540,858 541,771 553,846 561,633 EBITDA MARGIN (% OF NET SALES) 8.4% 9.1% 8.2% 9.7% 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% SHIPPED LBS 187,859 201,650 211,960 250,629 284,576 278,741 248,137 246,142 221,958 217,465 223,275 EBITDA PER SHIPPED LB 0.146 0.154 0.136 0.162 0.182 0.137 (0.036) 0.007 0.087 0.139 0.199

EBITDA* Generation 2nd Highest in Decade (CHART) In $,000's * EBITDA is a non-GAAP measure. See slide entitled "Reconciliation of Net (Loss) Income to EBITDA" for reconciliation to GAAP measure

EBITDA* Margin Approaching Decade Highs % OF NET SALES (CHART) * EBITDA is a non-GAAP measure. See slide entitled "Reconciliation of Net (Loss) Income to EBITDA" for reconciliation to GAAP measure

EBITDA* Per Shipped Pound Highest in Decade (CHART) * EBITDA is a non-GAAP measure. See slide entitled "Reconciliation of Net (Loss) Income to EBITDA" for reconciliation to GAAP measure

Market prices from survey of JBSS brokers and suppliers Nut Spot Mkt. Prices vs. JBSS Gross Margins (CHART)

JBSS Stock Up Triple Since Market Bottom

JBSS Outperforms S&P 500 and Russell 2000 Since Market Bottom

Thank You